Filed Pursuant to Rule 497(a)

File No. 033-20827

Rule 482 Ad

Red Gate Advisers Selects Vident Investment Advisory as Sub-advisor for new fund to launch 1Q21

CHADDS FORD, PA – Red Gate Advisers, LLC (“RGA”), is proud to announce its selection of Vident Investment Advisory (“VIA”) as a sub-advisor to the Stance Equity ESG Large Cap Core ETF (the “Fund”), to assist with portfolio management and trading utilizing Blue Tractor’s Shielded Alpha℠ ETF wrapper. Expected to launch in 2021, the Fund will be administered by The RBB Fund, Inc. (“RBB”), a series trust whose lower cost, and high service levels offers RGA a best-in-class platform.

“We are excited to partner with VIA to implement the Blue Tractor cloud-based technology platform, which safeguards Stance Capital’s intellectual property and trading strategy,” said Craig Urciuoli, Co-Founder and President of Red Gate Advisers. “The experience, depth and breadth of the entire team at Vident is impressive, and we have confidence in their ability to help preserve alpha for shareholders.”

VIA is a leading sub-advisory service provider who currently partners with close to 20 Advisors, including some of the largest asset managers in the United States. VIA’s business has experienced significant asset growth through the first 3 quarters of 2020, with assets totaling over $5.5 billion, as of October 31, 2020, including passive and active ETF strategies, UCITs vehicles, separately managed accounts, and private funds.

“We are very excited to be working with Stance Capital and RGA in bringing this new fund to market,” said Amrita Nandakumar, President of VIA. “This fund will be a compelling new addition to the investment landscape and will be among the first to take advantage of Blue Tractor’s technology. It will require just the type of specialized expertise we at VIA are able to offer to active managers interested in bringing their approaches to the ETF space.”

Stance Capital is a Boston-based Registered Investment Advisor, specializing in quantitative ESG (Environmental, Social, Governance) asset management and research. Stance manages separately managed accounts for institutions and high net worth individuals. Since 2014, Stance Capital has demonstrated top decile performance after fees with less risk while at the same time investing in companies with strong ESG metrics.

“The demand for ESG is growing, and Stance’s long-term and impressive track record, combined with its proprietary risk optimization approach uniquely positions them for success,” said Urciuoli. “Stance has proven that investors do not have to sacrifice performance for their values.”

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About Red Gate Advisers, LLC

Red Gate Advisers, LLC is a multi-boutique investment advisor, founded to identify and assist emerging managers and desirable strategies to the marketplace. Leveraging their decades of experience in the distribution of funds and compliance-related matters, Red Gate is uniquely positioned as a customizable turn-key solution for boutique managers looking to navigate the ETF and mutual fund landscape. For more information, please go to www.redgateadvisers.com

About Vident Investment Advisory

Vident Investment Advisory (VIA), a subsidiary of Vident Financial formed in 2014, provides sub-advisory services for a variety of index-based and actively managed strategies. VIA’s capabilities extend across multiple asset classes, including U.S. and international equities, fixed income, commodities, as well as long/short, inverse, and managed futures strategies. For more information, please go to videntinvestmentadvisory.com.

About Stance Capital

Stance Capital, is a Boston-based Registered Investment Advisor, specializing in quantitative ESG (Environmental, Social, Governance) asset management and research. Stance manages separately managed accounts for institutions and high net worth individuals. Stance also participates in model delivery across a range of platforms. Since 2014, Stance Capital has demonstrated top decile performance after fees with less risk while at the same time investing in companies with strong ESG metrics. Our Mission: To outperform the market, invest in good companies. For more information, please visit www.stancecap.com

Red Gate Advisers Media Inquiries:

Tucker Slosburg

206-652-3206

tslosburg@lyceusgroup.com

Vident Investment Advisory Media Inquiries:

Chris Sullivan

(917) 902-0617

chris@macmillancom.com

This press release does not constitute an offer to sell or a solicitation to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The preliminary prospectus dated November 23, 2020, which has been filed with the Securities and Exchange Commission, contains this and other information about the Fund and should be read carefully before investing. The information in the preliminary prospectus is not complete and may be changed.